MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
               MERRILL LYNCH DEVELOPING CAPITAL MARKETS V.I. FUND

                   Supplement dated September 30, 2002 to the
                          Prospectus dated May 1, 2002


         The information appearing in the section entitled "Details About the Fund-How the Fund Invests" under the caption "About the Portfolio Management Team," appearing on page 8, is amended by deleting such information and adding the following:

                  The Fund is managed pursuant to the subadvisory agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM UK") by members of the Developing Capital Markets group of the Global equities team, a team of investment professionals who participate in the teams research process and stock selection. Senior investment professionals in this group include
                  Nicholas Moakes and Josephine Ragni who are both responsible for the day-to-day management of the Fund. Mr. Moakes has been a member of the team since October 1997 and a Director of an affiliate of MLAM UK since January 2000. Ms. Ragni has been a Vice President of an affiliate of MLAM UK and a member of the team since January 1998.



                    MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

                   Supplement dated September 30, 2002 to the Statement of
              Additional Information dated May 1, 2002


         The section captioned "Management of the Company-Directors and Officers" beginning on page 29 is amended by deleting the information regarding David Soden appearing on page 34.